UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 22, 2003




                            FirstFed Financial Corp.
                            ------------------------
             (Exact name of registrant as specified in its charter)



 Delaware                     1-9566                              95-4087449
 --------                     ------                              ----------
(State of Incorporation)(Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,               90401-1490
  -------------------------------------------------               ----------
         (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000














                        Total number of pages is 4 Index
                            to Exhibit is on Page 3.

ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

     99.0     Monthly Financial Data as of September 30, 2003 (Unconsolidated)


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of September 30, 2003 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                               S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated: October 22, 2003        By:/s/ Douglas J. Goddard
                                  ----------------------
                                      Douglas J. Goddard
                                      Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                                 Page

99.0     Monthly Financial Information as of September 30, 2003        4

                                  Exhibit 99.0


                      First Federal Bank of California, fsb
                          MONTHLY REPORT OF OPERATIONS
                       Unconsolidated Financial Highlights
                                    Unaudited
                             (Dollars in thousands)

                                         As of, for         As of, for         As of, for       As of, for the       As of, for the
                                          the month         the month          the month        9 months ended       9 months ended
                                       ended Sept. 30,    ended Aug. 31,     ended Sept. 30,        Sept. 30,            Sept. 30,
                                             2003             2003                2002                 2003                 2002
                                             ----             ----                ----                 ----                 ----

Cash and investment securities       $        125,703  $         191,843  $         152,979  $          125,703   $          152,979
Total assets                         $      4,524,955  $       4,543,182  $       4,317,241  $        4,524,955   $        4,317,241

LOANS:
Total mortgage-backed securities     $        151,130  $         157,378  $         218,424  $          151,131   $          218,424
Total loans, net                     $      4,107,646  $       4,059,550  $       3,807,343  $        4,107,646   $        3,807,343

Loans originated/purchased:
  Single family loans                $        151,092  $         125,070  $          44,494  $        1,201,451   $          444,767
  Multi-family loans                           42,226             31,482             21,731             351,595              347,376
  Commercial real estate loans                  4,670              1,650              1,230              24,976               52,614
  Other                                         5,571              1,813              5,616              37,702               26,303
                                       --------------    ---------------    ---------------    ----------------     ----------------
                                     $        203,559  $        160,615   $          73,071  $        1,615,724  $           871,060
                                       ==============    ===============    ===============    ================     ================

Percentage of ARMs originated:                    92%                75%                60%                 70%                  51%

Loan repayments:
  Single family loans                $        100,986  $          98,831  $          77,206  $          768,168   $          758,834
  Multi-family and commercial real
     estate loans                              53,559             83,205             19,936             475,336              227,084
  Other                                         3,815              5,009              7,207              43,066               86,534
                                       --------------    ---------------    ---------------    ----------------     ----------------
                                     $        158,360  $         187,045  $         104,349  $        1,286,570  $         1,072,452
                                       ==============    ===============    ===============    ================     ================

Loans sold                           $          3,903  $           6,162  $          10,411  $           81,248  $            53,519

Average rate on loans
   originated/purchased                         4.69%              4.88%              5.56%               4.96%                6.01%
Percentage of portfolio in
   adjustable rate loans                       75.50%             74.39%             70.57%              75.39%               70.57%
Non-performing assets
   to total assets                              0.12%              0.15%              0.11%               0.12%                0.11%

BORROWINGS:
Federal Home Loan Bank
   Advances                          $      1,429,000  $       1,439,000  $       1,247,000  $        1,429,000  $         1,247,000
Reverse
repurchase                           $        129,220  $         137,220  $         166,567  $          129,220  $           166,567
   agreements

DEPOSITS:
Retail deposits                      $      2,464,410  $       2,470,336  $       2,220,053  $        2,464,410  $         2,220,053
Wholesale deposits                             58,476             57,877            289,798              58,476              289,798
                                       --------------    ---------------    ---------------    ----------------     ----------------
                                     $      2,522,886  $       2,528,213  $       2,509,851  $        2,522,886  $         2,509,851
                                       ==============    ===============    ===============    ================     ================

Net increase (decrease)              $         (5,327) $          49,115  $         (32,649) $          (22,147) $          (43,156)

AVERAGE INTEREST RATES:
Yield on loans                                  5.33%              5.36%              6.08%               5.61%                6.22%
Yield on investments                            1.28%              1.38%              4.51%               2.32%                3.60%
Yield on earning assets                         5.20%              5.25%              6.02%               5.51%                6.11%
Cost of deposits                                1.40%              1.46%              2.21%               1.63%                2.53%
Cost of borrowings                              3.14%              3.08%              4.45%               3.29%                4.50%
Cost of money                                   2.06%              2.09%              3.02%               2.25%                3.28%
Earnings spread                                 3.14%              3.16%              3.00%               3.26%                2.83%
Effective net spread                            3.27%              3.27%              3.18%               3.40%                3.00%



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